EXECUTION VERSION
AMENDMENT NO. 10 TO MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 6 TO FEE AND PRICING LETTER
    AMENDMENT NO. 10 TO MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 6 TO FEE AND PRICING LETTER, dated as of July 28, 2023 (this “Amendment”), between GP COMMERCIAL JPM LLC (f/k/a TH COMMERCIAL JPM LLC) (“Seller”), a Delaware limited liability company, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the “Buyer”). (Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of December 3, 2015 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of June 28, 2017, as further amended by that certain Amendment No. 2 to Master Repurchase Agreement, dated as of June 28, 2019, as further amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of August 23, 2019, as further amended by that certain Amendment No. 4 to Master Repurchase Agreement, dated as of December 13, 2019, as further amended by that certain Amendment No. 5 to Master Repurchase Agreement and Amendment No. 2 to Amended and Restated Guarantee Agreement, dated as of July 2, 2020, as further amended by that certain Amendment No. 6 to Master Repurchase Agreement and Amendment No. 3 to Amended and Restated Guarantee Agreement, dated as of September 25, 2020, as further amended by that certain Amendment No. 7 to Master Repurchase Agreement, dated as of September 27, 2021, as further amended by that certain Term SOFR Conforming Changes Amendment, dated as of December 31, 2021, as further amended by that certain Amendment No. 8 to Master Repurchase Agreement and Amendment No. 4 to Fee and Pricing Letter, dated as of June 28, 2022, as further amended by that certain Amendment No. 9 to Master Repurchase Agreement and Amendment No. 5 to Fee and Pricing Letter, dated as of March 16, 2023, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”).

        WHEREAS, in connection therewith, Seller and Buyer entered into that certain Fee and Pricing Letter, also dated as of December 3, 2015 (as amended by that certain Amendment No. 1 to Fee and Pricing Letter, dated as of June 28, 2017, as further amended by that certain Amendment No. 2 to Fee and Pricing Letter, dated as of June 28, 2019, as further amended by that certain Amendment No. 3 to Fee and Pricing Letter, dated as of July 2, 2020, as further amended by that certain Amendment No. 8 to Master Repurchase Agreement and Amendment No. 4 to Fee and Pricing Letter, dated as of June 28, 2022, as further amended by that certain Amendment No. 9 to Master Repurchase Agreement and Amendment No. 5 to Fee and Pricing Letter, dated as of March 16, 2023, as further amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”);

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement and Fee Letter shall be amended as set forth in this Amendment.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer each agree as follows:
SECTION 1.    Amendments to Repurchase Agreement.
(a)    Article 2 of the Repurchase Agreement is hereby amended by adding the following defined term in alphabetical order:
“ “Tenth Amendment Effective Date” shall mean July 28, 2023.”
(b)    Article 2 of the Repurchase Agreement is hereby amended by amending and restating the following defined term in its entirety to read as follows:
“ “Maturity Date” shall mean July 28, 2025 or the immediately succeeding Business Day, if such day shall not be a Business Day (the “Initial Maturity Date”), or such later date as may be in effect pursuant to Article 3(n) hereof. For the sake of clarity, the Maturity Date shall not be any date beyond July 28, 2026 (the “Final Maturity Date”).”
(c)     Article 3(n)(i) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
“ (i)    Notwithstanding the definition of Maturity Date herein, upon written request of Seller prior to the then-current Maturity Date, provided that Buyer has determined that all of the extension conditions listed in clause (ii) below (collectively, the “Maturity Date Extension Conditions”) shall have been satisfied, Buyer may, in its sole discretion, agree to extend the Maturity Date for one period of three hundred sixty-four (364) additional days by giving notice to Seller of such extension; provided, that any failure by Buyer to deliver such notice of extension to Seller within thirty (30) days from the date first received by Buyer shall be deemed a denial of Seller’s request to extend such Maturity Date. Notwithstanding anything to the contrary in this Article 3(n)(i) hereof, in no event shall the Maturity Date be extended for more than one Extension Period and in no event shall the Final Maturity Date be after July 28, 2026.”
(d)    Article 11(n) of the Repurchase Agreement is hereby amended by adding the following text after the words “Structuring Fee,” in the fourth sentence of such clause: “Tenth Amendment Extension Fee”.
(e)    Exhibit III-A of the Repurchase Agreement is hereby amended and restated in its entirety to read as set forth as attached as Exhibit I hereto.
SECTION 2.    Amendments to Fee Letter.

    (a)    Section 1 of the Fee Letter is hereby amended by adding the defined terms set forth in Exhibit II attached hereto in alphabetical order.
    (b)    Schedule I to the Fee Letter is hereby amended and restated in its entirety to read as set forth on the Schedule I attached as Exhibit III hereto.
SECTION 3.    Conditions Precedent; Effective Date. This Amendment shall become effective on the first date on which: (a) this Amendment is executed and delivered by a duly authorized officer of each of Seller, Guarantor and Buyer and (b) Seller has paid to Buyer a fee in the amount of $87,090.16, which constitutes the First Installment of the Tenth Amendment Extension Fee minus a credit in an amount equal to the unamortized portion of the extension fee previously paid by Seller to Buyer.
SECTION 4.    Amendments to Applicable Spread. With respect to each Purchased Asset set forth on Exhibit III to this Amendment, Buyer and Seller hereby acknowledge and agree that, effective as of the date hereof, the Confirmation for each such Purchased Asset is hereby amended to amend the Applicable Spread therefor to set forth the Applicable Spread reflected on Exhibit III hereto for such Purchased Asset; provided, that except as expressly amended hereby, the Confirmation for each such Purchased Asset shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 5.    Seller’s Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (b) this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.
SECTION 6.    Acknowledgments of Guarantor.  Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and agrees that Guarantor continues to be bound by the Guarantee Agreement to the extent of the Obligations (as defined therein), notwithstanding the impact of the changes set forth herein.
SECTION 7.    Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and the Fee Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the effective date hereof, all references in the Repurchase Agreement and the Fee Letter to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby and each reference to the Fee Letter in any of the Transaction Documents shall be deemed to be a reference to the Fee Letter as amended hereby.
SECTION 8.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,”

“signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
SECTION 9.    No Novation, Effect of Agreement.  Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other document executed in connection therewith to which any Repurchase Party is a party (the “Transaction Documents”).   It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Transaction Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Transaction Document shall be deemed to also reference this Amendment.
SECTION 10.    Consent to Jurisdiction; Waiver of Jury Trial.
(a)    Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.
(b)    To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement.
(c)    The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 10 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.
(d)    EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
SECTION 11.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
BUYER:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States
By:     /s/ THOMAS CASSINO
Name: Thomas N. Cassino
Title: Managing Director

SELLER:
GP COMMERCIAL JPM LLC, a Delaware limited liability company
By: /s/ MARCIN URBASZEK
Name: Marcin Urbaszek
Title: Chief Financial Officer

Acknowledged and Agreed:
GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By: /s/ MARCIN URBASZEK
Name: Marcin Urbaszek
Title: Chief Financial Officer